Exhibit 10.22

THIS UNSECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

FORM OF UNSECURED PROMISSORY NOTE

$_______________ April 15, 2013
Tempe, Arizona

1.           Promise to Pay.  For value received XHIBIT CORP. a Nevada corporation (hereinafter referred to as "Maker"), unconditionally promises to pay to the order of ________________, of _________________________________________,  __________, __ _____ (hereinafter referred to as "Payee"), the sum of _________________ (US$_________________.00) (the "Principal Amount") plus the Fixed Interest Amount (as defined and set forth below).

2.           Interest.  The interest to be paid hereunder shall be a fixed amount equal to ten percent (10%) of the Principal Amount (the "Fixed Interest Amount"). The Fixed Interest Amount shall be paid regardless whether the Principal Amount is repaid on or before the Maturity Date (as defined below). Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker in connection with this Note.

3.           Payment.  The outstanding principal and any unpaid Fixed Interest Amount shall be due and payable in U.S. Dollars, at the address set forth above, or at such other place as Payee may designate in writing, on March 31, 2014 (the "Maturity Date"). Time is of the essence as to payment. Maker shall have the option to prepay this Note, in full or in part, at any time without penalty provided however that any such prepayment shall not reduce the Fixed Interest Amount to be paid hereunder.

4.           Default.  Failure of Maker to pay any sum when due and payable hereunder or failure to perform any covenant hereunder shall constitute an “Event of Default.”  Upon an Event of Default, the outstanding balance hereunder (including the Principal Amount and Fixed Interest Amount) shall thereafter bear interest at the rate of fifteen percent (15%) per annum, beginning on the date of such default and continuing until the default is cured in full.  Payee may, at its option, declare the entire unpaid balance of principal and accrued interest immediately due and payable if either (i) an Event of Default remains uncured for a period of ten (10) calendar days after notice; or (ii) bankruptcy proceedings or other insolvency proceedings are initiated, whether voluntary or involuntary, with respect to Maker; or (iii) any of Maker's assets become subject to attachment, levy, execution, foreclosure, forfeiture, garnishment or similar proceedings.  In the event of any of the foregoing circumstances, Payee shall be entitled to exercise its right to accelerate the unpaid balance at any time while such circumstance is continuing, and future acceptance of partial payments shall not waive such right.  In the event of default, Maker shall reimburse Payee on demand for all attorneys' fees, costs and expenses incurred by Payee in connection with enforcing this Note.

5.           Notices.  All notices and communications to Maker in connection with this Note shall be effective upon the earlier of actual receipt by Maker or an authorized agent of Maker, transmission by facsimile or five (5) days after deposit in the mail, or delivery by other reasonable means to Maker at:

Xhibit Corp.
80 E. Rio Salado Parkway, Suite 115
Tempe, AZ 85281
Attn: Michael J. Schifsky, CFO

Maker may change its address and facsimile number for purposes of notice by notifying Payee in writing of the new address or number and stating that the purpose of the new address or number is to provide an address or number for notices pursuant to this Note.

6.           Waiver and Amendment. This Unsecured Note has been issued as part of a series of Unsecured Notes issued by the Company pursuant to the terms of a Unsecured Note Purchase Agreement, of even date herewith, between the Company, the Holder and the other holders of Unsecured Notes named therein (the “Purchase Agreement”). As stated in the Purchase Agreement, this Unsecured Note and the other Unsecured Notes may be amended and the provisions hereof and thereof may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the then-outstanding Unsecured Notes and any such amendments or waivers shall be binding and effective on this Unsecured Note and the Holder, whether the Holder has signed such consent or not. Additionally, any of the terms and conditions of this Unsecured Note may be changed or amended, and any right of the Holder may be waived, with the written consent of the Holder and the Company.

7.           Remedies; Waiver of Defenses.  The rights and remedies available under this Note are cumulative and not exclusive, and the exercise of any one right or remedy shall not preclude or waive the right to exercise any or all other available rights and remedies.  Maker, endorsers, and all others who may become liable under this Note, on their behalf and on behalf of their assigns and other successors, hereby individually and jointly waive demand, diligence, presentment, protest, extension, dishonor and any other defense to payment.

8.           No Assignment; Successors.  No rights or obligations of Maker or Payee hereunder may be assigned or otherwise transferred, and any such transfer shall be void.  This Note shall be binding upon Maker's assigns and other successors, and shall inure to the benefit of Payee's assigns and other successors.

9.           Choice of Law and Forum.  THIS NOTE SHALL BE GOVERNED EXCLUSIVELY BY ITS TERMS AND BY THE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO THE STATE'S RULES CONCERNING CHOICE OF LAW.  Each party hereby expressly consents and agrees to jurisdiction and venue in Maricopa County, Arizona, and all actions relating to this Note must be brought in the State of Arizona.

10.           Calculation of Time Periods.  Time periods shall be calculated by excluding the day of the event from which the time period begins to run but including the last day of the period unless it is a Saturday, Sunday or legal holiday in the state whose laws govern this Note, in which event the period shall run to the end of the next day that is not a Saturday, Sunday or such legal holiday.  Periods of time established by this Note in days shall be calculated using calendar days and not business days unless otherwise expressly provided.  Time periods shall expire on the last day at noon local time in the state whose laws govern this Note.

11.           Further Assurances.  Maker agrees to execute all further instruments and do all further acts necessary to protect Payee's rights under this Note.

12.           Severability.  In the event any provision of this Note is determined to be invalid, the remainder shall continue in full force and effect and the invalidated provision shall be automatically amended to most closely approximate the original provision.

IN WITNESS WHEREOF, this Unsecured Promissory Note is executed by the undersigned Maker effective as of the date first set forth above.

MAKER:

Xhibit Corp, a Nevada corporation

By:  ____________________________
          Michael J. Schifsky

ACKNOWLEDGMENT FORM

State of                                           )
)ss:
County of                                           )

On this ___ day of ______________, 2013, ________________________ and ___________________________ personally appeared before me and swore to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same, and that the same is true to the best of his/her/their knowledge, information, and belief.

SEAL
             _____________________________________
                                                                                             Notary Public in and for Said County and State
My Commission expires: